EXHIBIT 32.2
DIEBOLD, INCORPORATED AND SUBSIDIARIES
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002, 18 U.S.C. SECTION 1350
In connection with the Amendment No. 2 to the Annual Report on Form 10-K of Diebold, Incorporated (the “Company”) for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory T. Geswein, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

/s/ Gregory T. Geswein
Gregory T. Geswein
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

August 12, 2005